SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest  event  reported) July 13, 1998
                         Birmingham Steel Corporation
             (Exact name of registrant as specified in its charter)

 Delaware                           1-9820                  13-3213634
(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)                File Number)         Identification No.)


   1000   Urban Center  Drive,  Suite 300,  Birmingham,  Alabama  35242-2516
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code  (205) 970-1200




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Item 5.  Other Events

On July 13, 1998, the Board of Directors of Birmingham Steel Corporation (the "Company") unanimously approved certain amendments to the By-Laws of the Company (the "By-Laws"). The amendments to the By-Laws provide that the shareholders of the Company can only alter, amend or repeal the By-Laws by a vote of two-thirds of holders of the total outstanding shares of common stock of the Company. The amendments to the By-Laws are set forth as Exhibit 3.1.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

                           3.1      Amendments to the By-Laws of
                                    Birmingham Steel Corporation

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             BIRMINGHAM STEEL CORPORATION
                             (Registrant)



Date: July 16, 1998          By: William R. Lucas, Jr.
                                 ------------------------------
                                 William R. Lucas, Jr.
                                 Its: Executive Vice President-Administration
                                        and General Counsel


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                                                    EXHIBIT INDEX


3.1      Amendments to the By-Laws of Birmingham Steel Corporation

Exhibit 3.1



                                  AMENDMENT TO BY-LAWS
                          BIRMINGHAM STEEL CORPORATION


RESOLVED, that the last sentence of Article I, Section 7 of the By-Laws should be deleted in its entirety and replaced with the following sentence:

             "Except as otherwise provided by law, by the Certificate of Incorporation or by any other provision of these By-Laws, Directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, whenever any corporate action other than the election of Directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon."; and

FURTHER RESOLVED, Article VI should be deleted in its entirety and replaced with the following:

             "These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board of Directors, provided in the case of any special meeting at which all of the members of the Board of Directors are not present, that the notice of such meeting shall have stated that the amendment of these By-Laws was one of the purposes of the meeting; but these By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed and other By-Laws may be adopted by the holders of two-thirds of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting."